Exhibit 99.1

QuickLogic Reports Fiscal First Quarter 2026 Financial Results

SAN JOSE, Calif. – May 12, 2026 - QuickLogic Corporation (NASDAQ: QUIK) (“QuickLogic” or the “Company”), a developer of embedded FPGA (eFPGA) Hard IP, Strategic Radiation Hardened and Antifuse FPGAs, and ruggedized programmable logic solutions, today announced its financial results for the fiscal first quarter that ended March 29, 2026.

Recent Highlights

•	Demonstrated RadPro™ FPGA Dev Kit at the 41st Hardened Electronics and Radiation Technology (HEART) Conference
•	Initial shipments now underway of its RadPro™ FPGA Dev Kit
•	Secured new 7-figure contract for Test Chip to be fabricated on GlobalFoundries 12LP process
•	Secured a mid-6-figure contract to implement high density architectural enhancements to its eFPGA Hard IP targeting Intel 18A technology
•	Appointed Quantum Leap Solutions as an authorized sales representative for QuickLogic's IP and chiplet offerings

“Our progress in 2026 continues to leverage our investments in Intel 18A technology and our internally funded RadPro™ FPGA," said Brian Faith, CEO of QuickLogic. "With the initial shipments of our first RadPro™ Dev Kits, and other developments including our newly signed 12LP contract, our Storefront initiative is building momentum. We believe this progress and our continued execution of strategic objectives position us well to realize our growth objectives for 2026 and beyond."

Fiscal First Quarter 2026 Financial Results

Total revenue from continuing operations for the first quarter of fiscal 2026 was $5.1 million, an increase of 16.8% compared with the first quarter of 2025 and an increase of 35.3% compared with the fourth quarter of 2025.

New product revenue from continuing operations was approximately $4.3 million in the first quarter of 2026, an increase of $0.5 million, or 14.5%, compared with the first quarter of 2025 and an increase of $1.4 million, or 50.7%, compared with the fourth quarter of 2025.

Mature product revenue from continuing operations was $0.8 million in the first quarter of 2026. This compares to $0.6 million in the first quarter of 2025 and $0.9 million in the fourth quarter of 2025.

First quarter 2026 GAAP gross margin from continuing operations was 36.5% compared with 43.4% in the first quarter of 2025 and 18.1% in the fourth quarter of 2025.

First quarter 2026 non-GAAP gross margin from continuing operations was 39.6% compared with 45.6% in the first quarter of 2025 and 20.8% in the fourth quarter of 2025.

First quarter 2026 GAAP operating expenses from continuing operations were $4.0 million compared with $3.9 million in the first quarter of 2025 and $4.2 million in the fourth quarter of 2025.

First quarter 2026 non-GAAP operating expenses from continuing operations were $3.2 million compared with $3.0 million in the first quarter of 2025 and $3.5 million in the fourth quarter of 2025.

First quarter 2026 GAAP net loss was ($2.2 million), or ($0.13) per share, compared with a net loss of ($2.2 million), or ($0.14) per share, in the first quarter of 2025, and a net loss of ($5.9 million), or ($0.35) per share, in the fourth quarter of 2025.

First quarter 2026 non-GAAP net loss was ($1.3 million), or ($0.08) per share, compared with a net loss of ($1.1 million), or ($0.07) per share, in the first quarter of 2025, and a net loss of ($2.8 million), or ($0.17) per share, in the fourth quarter of 2025.

Conference Call

QuickLogic will hold a conference call at 2:30 p.m. Pacific Time / 5:30 p.m. Eastern Time today, May 12, 2026, to discuss its current financial results. The conference call will be webcast on QuickLogic’s IR Site Events Page at https://ir.quicklogic.com/ir-calendar. To join the live conference, you may dial (877) 407-0792 and international participants should dial (201) 689-8263 by 2:20 p.m. Pacific Time. No Passcode is needed to join the conference call. A recording of the call will be available approximately one hour after completion. To access the recording, please call (844) 512-2921 and reference the passcode 13760179.

The call recording, which can be accessed by phone, will be archived through May 19, 2026, and the webcast will be available for 12 months on the Company's website.

About QuickLogic

QuickLogic is a fabless semiconductor company specializing in embedded FPGA (eFPGA) Hard IP, Strategic Radiation Hardened and Antifuse FPGAs, and ruggedized programmable logic solutions. QuickLogic's unique approach combines cutting-edge technology with open-source tools to deliver highly customizable low-power solutions for aerospace and defense, industrial, computing, and consumer markets. For more information, visit www.quicklogic.com.

QuickLogic uses its website (www.quicklogic.com), the company blog (https://www.quicklogic.com/blog/), corporate X account (@QuickLogic_Corp), Facebook page (https://www.facebook.com/QuickLogic), and LinkedIn page (https://www.linkedin.com/company/13512/) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and QuickLogic may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor the Company’s website and its social media accounts in addition to following the Company’s press releases, SEC filings, public conference calls, and webcasts.

Non-GAAP Financial Measures

QuickLogic reports financial information in accordance with United States Generally Accepted Accounting Principles, or U.S. GAAP, but believes that non-GAAP financial measures are helpful in evaluating its operating results and comparing its performance to comparable companies. Accordingly, the Company excludes certain charges related to stock-based compensation, impairment charges, and restructuring costs, in calculating non-GAAP (i) income (loss) from operations, (ii) net income (loss), (iii) net income (loss) per share, and (iv) gross margin percentage. The Company provides this non-GAAP information to enable investors to evaluate its operating results in a manner like how the Company analyzes its operating results and to provide consistency and comparability with similar companies in the Company’s industry.

Management uses the non-GAAP measures, which exclude gains, losses, and other charges that are considered by management to be outside of the Company’s core operating results, internally to evaluate its operating performance against results in prior periods and its operating plans and forecasts. In addition, the non-GAAP measures are used to plan for the Company’s future periods and serve as a basis for the allocation of the Company's resources, management of operations and the measurement of profit-dependent cash, and equity compensation paid to employees and executive officers.

Investors should note, however, that the non-GAAP financial measures used by QuickLogic may not be the same non-GAAP financial measures and may not be calculated in the same manner as that of other companies. QuickLogic does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures alone or as a substitute for financial information prepared in accordance with U.S. GAAP. A reconciliation of U.S. GAAP financial measures to non-GAAP financial measures is included in the financial statements portion of this press release. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of non-GAAP financial measures with their most directly comparable U.S. GAAP financial measures.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding our future profitability and cash flows, expectations regarding our future business and statements regarding the timing, milestones, and payments related to our government contracts, statements regarding the expected magnitude of potential contracts, and statements regarding expected adoption rates and/or orders by our customers, and actual results may differ due to a variety of factors including: delays in the market acceptance of the Company’s new products; the ability to convert design opportunities into customer revenue; our ability to replace revenue from end-of-life products; the level and timing of customer design activity; the market acceptance of our customers’ products; the risk that new orders may not result in future revenue; our ability to introduce and produce new products based on advanced wafer technology on a timely basis; our ability to adequately market the low power, competitive pricing, and short time-to-market of our new products; intense competition by competitors; our ability to hire and retain qualified personnel; changes in product demand or supply; general economic conditions; political events, international trade disputes, natural disasters, and other business interruptions that could disrupt supply or delivery of, or demand for, the Company’s products; and changes in tax rates and exposure to additional tax liabilities. These and other potential factors and uncertainties that could cause actual results to differ materially from the results contemplated or implied are described in more detail in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including the risks discussed in the “Risk Factors” section in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and in the Company’s prior press releases, which are available on the Company's Investor Relations website at http://ir.quicklogic.com/ and on the SEC website at www.sec.gov/. In addition, please note that the date of this press release is May 12, 2026, and any forward-looking statements contained herein are based on management's current expectations and assumptions that we believe to be reasonable as of this date. We are not obliged to update these statements due to latest information or future events.

QuickLogic and logo are registered trademarks of QuickLogic. All other trademarks are the property of their respective holders and should be treated as such.

Company Contact

Elias Nader

Chief Financial Officer

(408) 990-4000

ir@quicklogic.com

IR Contact

Alison Ziegler

Darrow Associates, Inc.
(201) 220-2678
ir@quicklogic.com

CODE: QUIK-E

 –Tables Follow –

QUICKLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 29, 2026	March 30, 2025	December 28, 2025
Revenue	$5,051	$4,325	$3,733
Cost of revenue	3,209	2,448	3,058
Gross profit (loss)	1,842	1,877	675
Operating expenses:
Research and development	1,512	1,268	1,436
Selling, general and administrative	2,437	2,536	2,728
Restructuring costs	11	54	—
Total operating expense	3,960	3,858	4,164
Operating income (loss)	(2,118)	(1,981)	(3,489)
Interest expense	(54)	(97)	(78)
Interest and other (expense) income, net	(33)	(7)	—
Income (loss) before income taxes	(2,205)	(2,085)	(3,567)
(Benefit from) provision for income taxes	(3)	5	13
Net income (loss) from continuing operations	(2,202)	(2,090)	(3,580)
Net income (loss) from discontinued operations, net of taxes and inclusive of $87 in restructuring costs for the three months ended March 30, 2025	(4)	(101)	(2,368)
Net income (loss)	$(2,206)	$(2,191)	$(5,948)
Net income (loss) from continuing operations per share:
Basic	$(0.13)	$(0.14)	$(0.21)
Diluted	$(0.13)	$(0.14)	$(0.21)
Net income (loss) per share:
Basic	$(0.13)	$(0.14)	$(0.35)
Diluted	$(0.13)	$(0.14)	$(0.35)
Weighted average shares outstanding:
Basic	17,463	15,290	17,103
Diluted	17,463	15,290	17,103

Note: Net income (loss) equals total comprehensive income (loss) for all periods presented. Additionally, the Company notes that income taxes related to discontinued operations were immaterial in nature for the periods presented and as such, only net income (loss) from discontinued operations was reported herein.

QUICKLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(Unaudited)

	March 29, 2026	December 28, 2025
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$6,047	$18,840
Accounts receivable	1,723	2,809
Contract assets	1,183	217
Inventories	1,022	956
Prepaid expenses and other current assets	1,206	1,399
Assets of business held for disposal, net	—	2
Total current assets	11,181	24,223
Property and equipment, net	18,620	18,233
Capitalized internal-use software, net	1,210	1,117
Right of use assets, net	386	464
Intangible assets, net	330	339
Inventories, non-current	57	187
Other assets	607	241
TOTAL ASSETS	$32,391	$44,804
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving line of credit	$—	$15,000
Trade payables	2,497	2,251
Accrued liabilities	2,077	1,779
Deferred revenue	78	64
Notes payable, current	1,654	1,870
Lease liabilities, current	331	321
Total current liabilities	6,637	21,285
Long-term liabilities:
Lease liabilities, non-current	32	126
Notes payable, non-current	1,467	926
Total liabilities	8,136	22,337
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 10,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.001 par value; 200,000 authorized; 17,724 and 17,290 shares issued and outstanding as of March 29, 2026 and December 28, 2025, respectively	18	17
Additional paid-in capital	350,655	346,662
Accumulated deficit	(326,418)	(324,212)
Total stockholders’ equity	24,255	22,467
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$32,391	$44,804

QUICKLOGIC CORPORATION

SUPPLEMENTAL RECONCILIATIONS OF US GAAP AND NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts and percentages)

(Unaudited)

	Three Months Ended
	March 29, 2026	March 30, 2025	December 28, 2025
US GAAP operating income (loss)	$(2,118)	$(1,981)	$(3,489)
Adjustment for stock-based compensation within:
Cost of revenue	156	95	100
Research and development	208	205	194
Selling, general and administrative	494	636	450
Adjustment for restructuring costs	11	54	—
Non-GAAP operating income (loss)	$(1,249)	$(991)	$(2,745)
US GAAP net income (loss) from continuing operations	$(2,202)	$(2,090)	$(3,580)
Adjustment for stock-based compensation within:
Cost of revenue	156	95	100
Research and development	208	205	194
Selling, general and administrative	494	636	450
Adjustment for restructuring costs	11	54	—
Non-GAAP net income (loss) from continuing operations	$(1,333)	$(1,100)	$(2,836)
US GAAP net income (loss) from discontinued operations	$(4)	$(101)	$(2,368)
Adjustment for stock-based compensation within:
Research and development	—	(32)	—
Adjustment for impairment charges	—	—	2,355
Adjustment for restructuring costs	—	87	—
Non-GAAP net income (loss) from discontinued operations	$(4)	$(46)	$(13)
Non-GAAP net income (loss)	$(1,337)	$(1,146)	$(2,849)
US GAAP net income (loss) from continuing operations per share, basic	$(0.13)	$(0.14)	$(0.21)
Adjustment for stock-based compensation	0.05	0.06	0.04
Adjustment for restructuring costs	—	0.01	—
Non-GAAP net income (loss) from continuing operations per share, basic	$(0.08)	$(0.07)	$(0.17)
US GAAP net income (loss) from discontinued operations per share, basic	$—	$(0.01)	$(0.14)
Adjustment for stock-based compensation	—	—	—
Adjustment for impairment charges	—	—	0.14
Adjustment for restructuring costs	—	0.01	—
Non-GAAP net income (loss) from discontinued operations per share, basic	$—	$—	$—
Non-GAAP net income (loss) per share, basic	$(0.08)	$(0.07)	$(0.17)
US GAAP net income (loss) from continuing operations per share, diluted	$(0.13)	$(0.14)	$(0.21)
Adjustment for stock-based compensation	0.05	0.06	0.04
Adjustment for restructuring costs	—	0.01	—
Non-GAAP net income (loss) from continuing operations per share, diluted	$(0.08)	$(0.07)	$(0.17)
US GAAP net income (loss) from discontinued operations per share, diluted	$—	$(0.01)	$(0.14)
Adjustment for stock-based compensation	—	—	—
Adjustment for impairment charges	—	—	0.14
Adjustment for restructuring costs	—	0.01	—
Non-GAAP net income (loss) from discontinued operations per share, diluted	$—	$—	$—
Non-GAAP net income (loss) per share, diluted	$(0.08)	$(0.07)	$(0.17)
US GAAP gross margin percentage from continuing operations	36.5%	43.4%	18.1%
Adjustment for stock-based compensation included in cost of revenue	3.1%	2.2%	2.7%
Non-GAAP gross margin percentage from continuing operations	39.6%	45.6%	20.8%

QUICKLOGIC CORPORATION

SUPPLEMENTAL DATA

(Unaudited)

	Percentage of Revenue			Change in Revenue
	Q1 2026	Q1 2025	Q4 2025	Q1 2026 to Q1 2025	Q1 2026 to Q4 2025
COMPOSITION OF REVENUE
Revenue by product: (1)
New products	85%	87%	76%	15%	51%
Mature products	15%	13%	24%	32%	(14)%
Discontinued Operations:
New products	—%	—%	—%	(100)%	—%
Revenue by geography:
Asia Pacific	10%	8%	10%	37%	35%
North America	88%	90%	81%	15%	48%
Europe	2%	2%	9%	9%	(75)%
Discontinued Operations:
Asia Pacific	—%	—%	—%	(100)%	—%
North America	—%	—%	—%	(100)%	—%
Europe	—%	—%	—%	(100)%	—%

_____________________

(1)

New products include all products manufactured on 180 nanometer or smaller semiconductor processes, eFPGA IP and related professional services, and SensiML AI software as a service (SaaS) revenue. Mature products include all products produced on semiconductor processes larger than 180 nanometer. Associated royalty revenues are included within their respective device's classification.